Exhibit 99.1

 Presentation to the Annual General MeetingStefan Frischknecht, Fund Manager  Portfolio and Performance ReviewThe Swiss Helvetia Fund, Inc.  September 11, 2020

 Agenda    1    01  Performance          02  Portfolio positioning          03  Outlook          04  Case for Swiss equities

 Performance

 Performance  NAV and price performance in USD  3  Source: Schroders, fund performance as published on website (www.swzfund.com); July 31, 2020; year-to-date performance as at July 31, 2020. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Performance in USD %Based on Net Asset Value  YTD 2020  1 year  3 yearsp.a.  5 yearsp.a.  SWZ  2.06%  9.32%  6.12%  5.55%  Swiss Performance Index, SPI  2.46%  11.48%  8.39%  7.74%  Difference NAV  -0.40%  -2.16%  -2.27%  -2.19%  Performance in USD %Based on Market Price  YTD 2020  1 year  3 years p.a.  5 yearsp.a.  SWZ  -1.53%  5.85%  3.45%  5.05%  Swiss Performance Index, SPI  2.46%  11.48%  8.39%  7.74%  Difference  -3.99%  -5.63%  -4.94%  -2.69%  Net asset value  Share price

Performance comment

Driving factors for relative performance of NAV

Since July 1, 2014:

Since Schroders took over as Fund adviser, relative performance is behind benchmark:

- From start, there was a negative impact from private equity / venture investments of the predecessor
- Our style bias towards 'value' rather than growth met headwinds, mainly over the past couple of years (value variant of MSCI Switzerland underperformed the 'growth' counterpart by approx. 3.5%)
- 2019 has been a strong year for equity markets, and the cash held at the end of 2018 (after the tender offer in a volatile December month) represented a drag on relative performance
- Furthermore, 2019 was a 'large cap year'; being underweight the index heavyweights was not helpful

Last 12 months

- Stock picking was positive, +3.0 %
- However, headwinds from style bias (overweight value as well as small & mid caps) could not be compensated
- After costs, performance was -4.8% behind benchmark

Year to date

- Stock picking was an additional positive of +1.6%
- YTD relative performance after fees: -0.4%
- Small & mid cap overweight was a headwind (they the SPI by -2.8%)

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Source: Schroders, fund performance as published on website (www.swzfund.com), Bloomberg for index performance, July 31, 2020; year-to-date performance as at July 31, 2020. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

4

Schroders

 Performance attribution – stock level  Top & Bottom 10 contributions to relative performance YTD 2020  5  Source: Schroders, FactSet, July 31, 2020; “over” means overweight; “under” means underweight compared to Swiss Performance Index; “zero” means no position.  Top ten stock contributions (USD)  Bottom ten stock contributions (USD)    Total effect %  Logitech (over)  1.3  Tecan (over)  0.7  VZ Holding (over)  0.5  Swiss Re (under)  0.5  BKW (over)  0.4  LafargeHolcim (zero)  0.3  Dufry (zero)  0.2  Adecco (zero)  0.2  SIG Combibloc (over)  0.2  Galenica (over)  0.2    Total effect %  Lonza (zero)  -1.3  Spineart (over)  -1.1  Swiss Life (over)  -0.7  Aryzta (over)  -0.6  Givaudan (zero)  -0.5  Swatch (Reg.) (over)  -0.5  Nestlé (under)  -0.4  Helvetia (over)  -0.3  Richemont (over)  -0.3  Sulzer (over)  -0.2

 Performance attribution – stock level  Top & Bottom 10 contributions to relative performance 1 year  6  Source: Schroders, FactSet, July 31, 2020; “over” means overweight; “under” means underweight compared to Swiss Performance Index; “zero” means no position.  Top ten stock contributions (USD)  Bottom ten stock contributions (USD)    Total effect %  Logitech (over)  1.5  Tecan (over)  0.7  VZ Holding (over)  0.6  SIG Combibloc (over)  0.4  BKW (over)  0.4  Swiss Re (under)  0.3  Implenia (over)  0.3  ams (under)  0.2  Novartis (under)  0.2  Swatch (Bearer) (zero)  0.2    Total effect %  Lonza (zero)  -1.2  Spineart (over)  -1.1  Swatch (Reg.) (over)  -0.8  Swiss Life (over)  -0.8  Givaudan (zero)  -0.6  Aryzta (over)  -0.4  Roche (under)  -0.4  Sika (under)  -0.3  Richemont (over)  -0.3  Helvetia (over)  -0.3

 Portfolio positioning

 Top ten holdings absolute  Top relative weights  Portfolio positioning  As per July 31, 2020  8  Source: Schroders, JP Morgan, Bloomberg, July 31, 2020      Name  Absolute weight  Nestlé  18.1%  Roche  13.8%  Novartis  12.2%  Zurich Insurance  4.1%  Logitech  3.8%  Richemont  3.1%  Swiss Life  2.6%  ABB  2.3%  Tecan  2.1%  Partners Group  2.0%  Total  64.1%  Name  Relative weight %  Logitech  +3.0%  Swiss Life  +1.9%  Tecan  +1.8%  VZ Holding  +1.6%  Swatch (Reg.)  +1.6%      Nestlé  -4.2%  Lonza  -3.0%  Givaudan  -2.1%  Alcon  -1.9%  Roche  -1.8%

 Portfolio positioning  ICB classification  9  Source: Schroders, JP Morgan, Bloomberg, July 31, 2020  SWZ  SPI  Rel. %  25.9%  29.3%  -3.4%  18.1%  24.1%  -6.0%  9.2%  8.9%  0.3%  10.3%  6.4%  3.9%  6.1%  6.2%  -0.1%  2.9%  5.3%  -2.4%  0.0%  3.2%  -3.2%  0.0%  2.8%  -2.8%  5.7%  2.8%  2.9%  0.0%  2.7%  -2.7%  5.4%  2.1%  3.3%  2.5%  1.9%  0.6%  0.0%  1.4%  -1.4%  3.1%  1.1%  2.0%  0.0%  1.0%  -1.0%  0.7%  0.5%  0.2%  1.5%  0.2%  1.3%  0.0%  0.1%  -0.1%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  5.9%  0.0%  5.9%  2.7%  0.0%  2.7%

Portfolio positioning

Changes in positioning in YTD 2020

HY 2020

New Positions	Increased Positions	Decreased Positions	Sold Positions
ams	ABB	Cembra Money Bank	Aryzta
Geberit	Helvetia	Credit Suisse	Bucher
SGS	Nestlé	Julius Baer	Feintool
SoftwareOne	Partners Group	Sulzer	Implenia
Swiss Re	Swiss Life	UBS	Kuros
	Zurich Insurance		Sunrise

July 2020

New Positions	Increased Positions	Decreased Positions	Sold Positions
Stadler Rail	Geberit		

Source: Schroders, July 31, 2020.

10

Schroders

 Risk measures (ex private equity)  Portfolio turnover  Portfolio positioning  Key statistical measures  11  Source: Schroders, Aladdin View, July 31, 2020.      Swiss Helvetia Fund  July 31, 2020  July 31, 2019  Tracking error  2.4%  2.4%  Beta  0.97  0.89  Relative VaR (95%)  1.1%  1.1%  Volatility  20.2%  11.1%  Active share  32.3%  37.6%    Swiss Helvetia Fund  Turnover in % of AuM Q2 2020  3% / 6%   Turnover in % of AuM HY 2020  13% / 16%   Turnover calculation method:(lesser of buys or sells) / (average AuM)(sells) / (average AuM)

 Outlook

 Outlook  Earnings expectations  13  Source: Bloomberg, July 31, 2020  Consensus EPS development – MSCI World

 Investment outlook  Swiss franc development  14  Source: Swiss National Bank, December 2000 = 100, July 31, 2020  Trade weighted exchange rate index – real, CPI-based

 Investment outlook  Global comparison of dividend yield versus government bond yield  15  Source: Schroders, Bloomberg, July 31, 2020.

 Investment outlook  Global comparison of earnings expectations  Source: Schroders, Bloomberg, July 31, 2020; all earnings converted into USD.  16

Outlook & market situation

Coronavirus driving major uncertainty

	Positives	Negatives
Global	– Unprecedented central bank interventions – Governments attempt to save economy – Compared to low / negative interest rates, stocks offer an attractive dividend – Macroeconomic data improving (global, US & European economic surprise indices)	– Global GDP ex China will only start to grow earliest Q2 – Some sectors might take much longer to recover – Trade war, US elections, Brexit, ItalExit, etc. are risks that might come into focus again
Swiss	– Many market leaders with superior growth potential – Trade (Baltic Dry Index) recovered sharply – More resilient balance sheets	– Comeback of "Big Government"

Source: Schroders, 30 June 2020

17

Schroders

 Case for Switzerland

Why are Swiss equities attractive?

- The Swiss stock market has a large proportion of global market leaders (not only among large corporations), with competitive advantage
- High innovation rate
- Global diversification helps in the current environment of synchronized growth
- Generally strong ESG performance and absence of "sin stocks"
- Swiss companies remained competitive despite the historic appreciation of the Swiss franc
- The difference between dividend yield and 10 year government bond yield stands out

Source: Schroders. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change.

19

Schroders

Switzerland offers an attractive business environment

Rank	Economy	Score[1]	Diff. from 2018[2] Rank	Diff. from 2018[2] Score
1	Singapore	84.8	+1	+1.3
2	United States	83.7	–1	-2.0
3	Hong Kong SAR	83.1	+4	+0.9
4	Netherlands	82.4	+2	–
5	Switzerland	82.3	–1	–0.3
6	Japan	82.3	–1	–0.2
7	Germany	81.8	–4	–1.0
8	Sweden	81.2	+1	–0.4
9	United Kingdom	81.2	–1	–0.8
10	Denmark	81.2	–	+0.6

The World Economic Forum has been looking into drivers of competitiveness and prosperity in 137 economies. Amongst others, the following help explain the strong position of Switzerland:

- Innovation
- Infrastructure
- education
- labor market efficiency
- macroeconomic environment
- business sophistication

Switzerland has been ranked within the top 5 over the last 15 years.

Source: World Economic Forum, Global Competitiveness Report 2019, rank out of 141 economies. See also: http://www.prosperity.com/rankings: The Legatum Institute, a London based think tank published its annual global prosperity index, where Switzerland ranked number 3 based on 104 variables split into 9 sub indices (economic quality, business environment, governance, education, health, safety & security, personal freedom, social capital and natural environment).

20

Schroders

 Switzerland is an innovation leader    21  Source: European Innovation Scoreboard 2020   Modest Innovators  Moderate Innovators  Strong Innovators  Innovation Leaders

 Global leadership results in high profitability  Swiss company leadership transforms into margins  22  Source: Schroders, Bloomberg, December 31, 2019.

 Swiss companies are very international    Source: Morgan Stanley, June 13, 2017.  23  Europeex domestic  APAC  MEA  LATAM  N. America  Domestic  Europeex domestic  APAC  MEA  LATAM  N. America  Domestic  Europe  MEA  APAC  Domestic

Long term outperformance of Swiss equities



Cumulative stock market return
2400%
1900%
1400%
900%
400%
-100%
Swiss Performance Index (SPI)
MSCI World All Country Total Return Index
10.3% p.a. in USD
7.4% p.a. in USD
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012
12/31/2015
12/31/2018



0
1500%
1000%
500%
0%
-500%
2.9% p.a. in USD
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012
12/31/2015
12/31/2018

Long-term reasons to invest

Long-term historic outperformance due to:

- Many global leaders
- Balanced geographical diversification
- High innovation rate
- Highly skilled and productive labour force
- High profit margins
- Political system (stability, taxes, labour law)
- Quality infrastructure
- Low debt (at companies and government)
- Strong CHF seen as asset, not disadvantage

Source: Schroders, July 31, 2020. All data in USD. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

24

Schroders

CHF appreciation is nothing new

- Swiss companies are used to an appreciating Swiss Franc.
  - High efficiency and strong focus on productivity gains
  - High innovation rate
  - Market leaders in their respective niches
  - Global production footprint provides a substantial natural hedge
  - Solid balance sheets
- Sharp moves in exchanges rate such as happened in 2011 and 2015 had short term impacts but were successfully absorbed after 1-2 years in terms of margin recovery


4
2
1
0.5
Dec 1975
Dec 1977
Dec 1979
Dec 1981
Dec 1983
Dec 1985
Dec 1987
Dec 1989
Dec 1991
Dec 1993
Dec 1995
Dec 1997
Dec 1999
Dec 2001
Dec 2003
Dec 2005
Dec 2007
Dec 2009
Dec 2011
Dec 2013
Dec 2015
Dec 2017
Dec 2019
USDCHF
EURCHF

Source: Schroders, Bloomberg, July 31, 2020. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change.

25
Schroders

Swiss Equity Market  Attractive risk / return profile compared to Europe  26  Source: Bloomberg, July 31, 2020, all data in USD.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.    Switzerland10.2% p.a. / Volatility 17.8%  Europe6.2% p.a. / Volatility 21.0%  USA10.5% p.a. / Volatility 16.8%

 Swiss Equity Market  World’s Top 10 Countries by Market Cap  27  Source: Bloomberg, World Bank, July 31, 2020.*Most recent year: 2008.       Rank  Market  Mkt Cap (US$ trillion)  1  USA  30.4  2  China  8.5  3  Japan  6.2  4  Hong Kong  4.9  5  Saudi Arabia  2.4  6  France  2.4  7  India  2.2  8  Germany  2.1  9  Canada  1.9  10  United Kingdom*  1.9  11  Switzerland  1.8    Top 10  62.9    World  68.7

 Swiss Equity Market  High concentration in Swiss Performance Index  28  Source: Bloomberg, Schroders, July 31, 2020.  Swiss Performance Index (SPI)  SPI compared to SWZ  The Swiss Performance Index’s composition is inefficient and highly concentratedThe Swiss Helvetia Fund takes advantage of diversification benefits

 Performance of The Swiss Helvetia Fund  Compared to ETF and European Index since introduction of the EURO  29  Source: Schroders, Bloomberg July 31, 2020.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Swiss ETF  The Swiss Helvetia Fund  MSCI Europe (ex Switzerland)

 Important information  30    The Fund is a closed-end investment product. Common stock of the Fund is only available for purchase/sale on the NYSE at the then current market price. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of the Fund’s shares or any other financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation.  The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.Definitions: Active share represents the proportion of stock holdings in the Fund that is different from the properties found in the benchmark. Beta measures the sensitivity of the Fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk or volatility. Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaR is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.For more information, visit www.swzfund.com